UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2011

TOROTEL, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-8125	44-0610086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 North Lindenwood Drive
Olathe, KS 66062
(Address of principal executive office)(Zip Code)

(913) 747-6111
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant
On September 19, 2011, the Audit Committee of the Board of Directors of Torotel, Inc. (the “Company”) authorized the Company's dismissal of Mayer Hoffman McCann P.C. (“MHM”) as the Company's independent registered public accounting firm. This approval followed the Audit Committee's receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending April 30, 2012. On September 19, 2011, the Audit Committee recommended and the Company appointed RubinBrown LLP ("RubinBrown"), effective September 19, 2011, to serve as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2012.
The audit reports of MHM on the Company's consolidated financial statements as of and for the two fiscal years ended April 30, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's two most recent fiscal years and through September 19, 2011, there were no disagreements between the Company and MHM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused it to make reference to the subject matter of the disagreement in its reports on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided MHM with a copy of the foregoing disclosures and has requested that MHM review such disclosures and provide the Company with a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of MHM's letter to the Securities and Exchange Commission is attached to this report as Exhibit 16.1.
During the Company's two most recent fiscal years and through September 19, 2011, the Company did not consult with RubinBrown regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

16.1	Letter from Mayer Hoffman McCann P.C. dated September 22, 2011 concerning change in the registrant's certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

By:	/s/ H. James Serrone
H. James Serrone
Vice President of Finance and
Chief Financial Officer

Date: September 22, 2011

EXHIBIT INDEX

EXHIBIT DESCRIPTION

16.1	Letter from Mayer Hoffman McCann P.C. dated September 22, 2011 concerning change in the registrant's certifying accountant